UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

MOMENTUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3901 N. First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 564-7820

Stable Road Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	MNTS	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $10.00 per share	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 18, 2021, Momentus Inc., a Delaware corporation (f/k/a Stable Road Acquisition Corp.) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On the Closing Date, in connection with the Closing, the Company filed the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware. The material terms of the Amended and Restated Charter and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement/Prospectus titled “Proposal No. 2 - The Charter Amendment Proposal,” “Proposal Nos. 3A through 3G - The Governance Proposals,” and “Description of Securities – Certain Anti-Takeover Provisions of Delaware Law,” which information is incorporated herein by reference. A copy of the Amended and Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing, the Company’s bylaws were amended and restated to be consistent with the Amended and Restated Charter described above and to make certain other changes that the Board deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company, including the Company’s chief executive officer, chief financial officer and controller and any other persons performing similar functions.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 7, 2020, by and among Stable Road Acquisition Corp., Project Marvel First Merger Sub, Inc., Project Marvel Second Merger Sub, LLC, and Momentus Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 7, 2020).

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Warrant Agreement, dated November 7, 2019, between Continental Stock Transfer & Trust Company and SRAC (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 13, 2019).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (Registration No. 333-233980) filed on October 10, 2019).

10.1	Amended and Restated Registration Rights Agreement, dated as of August 12, 2021, by and among the Company, Sponsor, and certain other parties.

10.2	Form of Lock-Up Agreement.

10.3	Form of Insider Letter (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-233980) filed on October 10, 2019).

10.4	Form of Indemnification Agreement.

10.5†	Momentus 2021 Equity Incentive Plan.

10.6†	Form of option award agreement under 2021 Equity Incentive Plan.

10.7†	Form of RSU award agreement under 2021 Equity Incentive Plan.

10.8†	Momentus 2021 Employee Stock Purchase Plan.

10.9†	Amended and restated offer letter by and between Momentus Inc. and Dawn Harms effective July 30, 2021.

10.10†	Offer Letter by and between Momentus Inc. and Fred Kennedy dated September 9, 2020 (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4 (Registration No. 333-249787) filed on March 8, 2021).

10.11†	Offer Letter by and between Momentus Inc. and Jikun Kim dated September 6, 2020 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4 (Registration No. 333-249787) filed on June 29, 2021).

10.12†	Employment Agreement of John C. Rood dated August 1, 2021.

10.13***	National Security Agreement (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-4 (Registration No. 333-249787) filed on July 16, 2021)).

10.14	Form of Repurchase Agreement, dated as of June 8, 2021, between the Company and each of (i) Mikhail Kokorich and Dorsey & Whitney Trust Company LLC, as trustee of the Mikhail Kokorich 2021 Irrevocable Trust u/a/d March 1, 2021, (2) Mikhail Kokorich and Dorsey & Whitney Trust Company LLC, as trustee of the Momentus Inc. Voting Trust Agreement u/a/d March 1, 2021, and (3) Brainyspace LLC, Dorsey & Whitney Trust Company LLC, as trustee of the Olga Khasis 2021 Irrevocable Trust u/a/d March 1, 2021 (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-249787) filed on June 29, 2021).

10.15†	Director Compensation Policy.

16.1	Letter to the SEC from WithumSmith+Brown, PC dated August 18, 2021.

21.1	List of Subsidiaries.

99.1	Unaudited condensed consolidated financial statements of the Company for the three and six months ended June 30, 2021 and 2020.

99.2	Unaudited pro forma condensed consolidated combined financial information for the three and six months ended June 30, 2021, and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

**	Confidential portions of this exhibit were redacted pursuant to Item 601(b)(10) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Momentus Inc.

Date: August 18, 2021	By:	/s/ John C. Rood
	Name:	John C. Rood
	Title:	Chief Executive Officer

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